Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS Second QUARTER 2025 RESULTS

HILLSBORO, Ore. - August 4, 2025 - Lattice Semiconductor Corporation (Nasdaq: LSCC), the low power programmable leader, announced financial results today for the fiscal second quarter ended June 28, 2025.

Revenue for the second quarter of 2025 was $124.0 million, with GAAP gross margin of 68.4%, and GAAP net income of $0.02 per diluted share. On a non-GAAP basis, gross margin was 69.3%, with net income per diluted share of $0.24. GAAP net income and GAAP net income margin for the second quarter of 2025 were $2.9 million and 2.3%, respectively, with adjusted EBITDA of $42.2 million, which is a 34.1% adjusted EBITDA margin for the second quarter of 2025. GAAP net cash flow from operating activities for the second quarter of 2025 was $38.5 million, which is a GAAP operating cash flow margin of 31.1%, and free cash flow and free cash flow margin of $31.3 million and 25.2%, respectively.

Ford Tamer, Chief Executive Officer, said, "We delivered another strong quarter, with broad-based growth across key financial metrics and record design wins. Communications and computing markets remain solid, with normalized channel inventory and continued strength expected into 2026. Industrial and automotive markets are recovering as anticipated, with channel inventory levels showing signs of further improvement. Looking ahead, we're excited about growth driven by major design wins alongside AI accelerators in Cloud datacenter, wired communications, industrial robotics, ADAS, and other far-edge AI applications."

Lorenzo Flores, Chief Financial Officer, said, "We grew revenue, gross margin and profitability sequentially, including adjusted EBITDA at 34.1%. We remain focused on driving growth in our business and expanding shareholder value through disciplined investments in our product roadmap, revenue generation, and customer support."

Selected Second Quarter 2025 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q2 2025	Q1 2025	Q2 2024	Q/Q	Y/Y
Revenue	$123,971	$120,150	$124,076	3.2%	(0.1)%
Gross Margin %	68.4%	68.0%	68.3%	40 bps	10 bps
R&D Expense %	35.1%	34.4%	31.2%	70 bps	390 bps
SG&A Expense %	28.1%	27.6%	16.1%	50 bps	1200 bps
Operating Expenses	$80,045	$74,754	$62,186	7.1%	28.7%
Income from Operations	$4,706	$6,974	$22,565	(32.5)%	(79.1)%
Net Income	$2,913	$5,022	$22,631	(42.0)%	(87.1)%
Net Income per Share - Basic	$0.02	$0.04	$0.16	$(0.02)	$ (0.14)
Net Income per Share - Diluted	$0.02	$0.04	$0.16	$(0.02)	$ (0.14)
Net Income Margin	2.3%	4.2%	18.2%	(190) bps	(1590) bps
Operating Cash Flow Margin	31.1%	26.5%	17.7%	460 bps	1340 bps

	Non-GAAP* Financial Results (unaudited)
	Q2 2025	Q1 2025	Q2 2024	Q/Q	Y/Y
Revenue (GAAP)	$123,971	$120,150	$124,076	3.2%	(0.1)%
Gross Margin %	69.3%	69.0%	69.0%	30 bps	30 bps
R&D Expense %	26.3%	25.8%	26.7%	50 bps	(40) bps
SG&A Expense %	16.8%	18.4%	17.9%	(160) bps	(110) bps
Operating Expenses	$51,834	$51,408	$54,030	0.8%	(4.1)%
Income from Operations	$34,084	$31,539	$31,526	8.1%	8.1%
Net Income	$32,597	$30,746	$31,432	6.0%	3.7%
Net Income per Share - Basic	$0.24	$0.22	$0.23	$ 0.02	$ 0.01
Net Income per Share - Diluted	$0.24	$0.22	$0.23	$ 0.02	$ 0.01
Adjusted EBITDA Margin	34.1%	33.4%	32.3%	70 bps	180 bps
Free Cash Flow Margin	25.2%	19.4%	11.9%	580 bps	1330 bps

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

Recent Highlights:

•

Mitsubishi Electric Collaboration: Lattice and Mitsubishi Electric partner to power next-gen factory automation with CertusPro™-NX FPGAs, enabling energy-efficient, reliable Computerized Numerical Controller (CNC) solutions.

•	Expanded Small FPGA Portfolio: Launched new high I/O density Lattice Certus™-NX and Lattice MachXO5™-NX FPGA devices designed for power-constrained AI, Industrial, Communications, Server, and Automotive applications.
•	Consistent Capital Allocation: Lattice repurchased common stock valued at $71 million through the first six months of 2025, which equates to 100% of its operating cash flow.
•	Successful APAC Tech Summit: Hosted major summit in Tokyo, featuring keynote presentations from Lattice customers including Desay, Furukawa Automotive Systems (FAS), Glory, LIPS, Mitsubishi Electric, and NXP, in addition to technology demonstrations from Lattice’s strong and growing partner ecosystem.
•	Lattice Received Multiple Industry Awards:

• Lattice Edge AI Solution named “AI Edge Solution of the Year” at the 2025 AI Breakthrough Awards

• TIME’s America’s Best Mid-Size Companies 2025 List

• 2025 Top Workplace in the Technology Industry

• 2025 Fortress Cyber Security Award

Business Outlook - Third Quarter of 2025:

•	Revenue for the third quarter of 2025 is expected to be between $128 million and $138 million.
•	Gross margin percentage for the third quarter of 2025 is expected to be 69.5% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the third quarter of 2025 are expected to be between $52 million and $54 million on a non-GAAP basis.
•	Income tax rate for the third quarter of 2025 is expected to be between 5% and 6% on a non-GAAP basis.
•	Net income for the third quarter of 2025 is expected to be between $0.26 and $0.30 per share on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the third quarter of 2025, certain items that affect calculation of GAAP financial measures for gross margin percentage, total operating expenses, non-GAAP income tax rate, and non-GAAP net income are not available on a forward-looking basis because such items cannot be reasonably calculated without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP financial measures, including certain large and/or unpredictable charges such as stock-based compensation expense; performance-based equity expense; legal expense outside the ordinary course of business; restructuring; and impairment. Consequently, the Company is unable to calculate the most directly comparable GAAP measure to non-GAAP gross margin percentage, non-GAAP total operating expenses, non-GAAP income tax rate, and non-GAAP net income for the Company’s third quarter 2025 quarterly guidance.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal second quarter 2025, and business outlook on Monday, August 4 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13754801. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are neither historical facts nor assurances of future performance and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our revenue growth, continued strength of financial performance into 2026, design win growth and drivers, market recovery and improvement; inventory levels, and the statements under the heading “Business Outlook - Third Quarter of 2025.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue and other financial and operational outcomes are inherently uncertain due to factors such as global economic conditions which may affect customer demand, the cyclical nature of the semiconductor industry, pricing and inflationary pressures, competitive actions, international trade disputes and sanctions, the potential impact of global pandemics, the impact of tariffs, license requirements or similar actions on our suppliers and customers, including the impact on the costs of our products, the products into which they are integrated, and the impact on demand due to costs and uncertainty; and other significant risks and uncertainties that are beyond our ability to predict or control. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes.

Actual income tax rate and actual net income on a per share basis may differ from our expectations. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in our filings with the Securities and Exchange Commission, including Lattice’s most recent Annual Report on Form 10-K, especially those under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations”, all of which are expressly incorporated herein by reference.

Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for the Company to predict all risk factors. You should not rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to and undertakes no obligation to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP, including non-GAAP gross margin, gross margin percentage, R&D expense, SG&A expense, operating expenses, income from operations, income tax expense, net income, net income per share – basic, and net income per share – diluted, adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related payroll tax effects; accruals related to the portion of our annual incentive plan that we intend to settle in shares of our common stock; legal expense outside the ordinary course of business; amortization of acquired intangible assets; restructuring plans, transformation activities, and other charges; impairments; and the estimated tax effect of these items, non-cash changes in net deferred income taxes, change in tax law and other tax adjustments; and depreciation and other amortization. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data. The non-GAAP financial information used by the Company may differ from that used by other companies. These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (Nasdaq: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, X, Facebook, YouTube, WeChat, or Weibo.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 28,	March 29,	June 29,	June 28,	June 29,
	2025	2025	2024	2025	2024
Revenue	$123,971	$120,150	$124,076	$244,121	$264,891
Cost of sales	39,220	38,422	39,325	77,642	83,932
Gross margin	84,751	81,728	84,751	166,479	180,959
Operating expenses:
Research and development	43,530	41,387	38,733	84,917	79,324
Selling, general, and administrative	34,811	33,126	20,005	67,937	56,474
Amortization of acquired intangible assets	13	—	869	13	1,739
Restructuring and other	1,691	241	2,579	1,932	4,283
Total operating expenses	80,045	74,754	62,186	154,799	141,820
Income from operations	4,706	6,974	22,565	11,680	39,139
Interest income (expense), net	614	1,052	933	1,666	2,240
Other income (expense), net	(238)	(45)	254	(283)	208
Income before income taxes	5,082	7,981	23,752	13,063	41,587
Income tax expense (benefit)	2,169	2,959	1,121	5,128	4,160
Net income	$2,913	$5,022	$22,631	$7,935	$37,427

Net income per share:
Basic	$0.02	$0.04	$0.16	$0.06	$0.27
Diluted	$0.02	$0.04	$0.16	$0.06	$0.27

Shares used in per share calculations:
Basic	137,112	137,686	137,548	137,399	137,480
Diluted	137,596	138,317	138,243	137,675	138,485

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 28,	December 28,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$107,156	$136,291
Accounts receivable, net	85,659	81,060
Inventories, net	93,832	103,410
Other current assets	35,779	44,073
Total current assets	322,426	364,834

Property and equipment, net	62,972	52,988
Operating lease right-of-use assets	20,326	13,870
Intangible assets, net	5,074	4,587
Goodwill	315,358	315,358
Deferred income taxes	66,060	66,980
Other long-term assets	16,336	25,286
	$808,552	$843,903

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$33,805	$36,828
Accrued liabilities	33,552	45,638
Accrued payroll obligations	19,525	17,156
Total current liabilities	86,882	99,622

Long-term operating lease liabilities, net of current portion	15,975	9,433
Other long-term liabilities	18,647	23,916
Total liabilities	121,504	132,971

Stockholders' equity	687,048	710,932
	$808,552	$843,903

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended
	June 28,	June 29,
	2025	2024
Cash flows from operating activities:
Net income	$7,935	$37,427
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	44,459	21,713
Depreciation and amortization	17,539	18,385
Change in deferred income tax provision	1,136	(969)
Other non-cash adjustments	4,164	4,329
Net changes in assets and liabilities	(4,810)	(29,443)
Net cash provided by (used in) operating activities	70,423	51,442
Cash flows from investing activities:
Capital expenditures	(15,846)	(10,581)
Other investing activities	(7,782)	(7,607)
Net cash provided by (used in) investing activities	(23,628)	(18,188)
Cash flows from financing activities:
Repurchase of common stock	(70,855)	(29,999)
Net cash flows related to stock compensation exercises	(5,729)	(21,734)
Net cash provided by (used in) financing activities	(76,584)	(51,733)
Effect of exchange rate change on cash	654	(622)
Net increase (decrease) in cash and cash equivalents	(29,135)	(19,101)
Beginning cash and cash equivalents	136,291	128,317
Ending cash and cash equivalents	$107,156	$109,216

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Income taxes paid, net of refunds	$4,192	$3,886
Operating lease payments	$4,187	$4,564

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	June 28,	March 29,	June 29,
	2025	2025	2024
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	63	64	76
Inventory Days (DIO)	218	225	236

Revenue % (by Geography)
Asia	67%	65%	67%
Americas	22%	25%	19%
Europe (incl. Africa)	11%	10%	14%

Revenue % (by End Market)
Communications and Computing	55%	48%	44%
Industrial and Automotive	38%	43%	47%
Consumer	7%	9%	9%

Revenue $M (by End Market)
Communications and Computing	$68.7	$57.4	$54.6
Industrial and Automotive	$47.3	$52.2	$58.2
Consumer	$8.0	$10.6	$11.3

Revenue % (by Channel)
Distribution	84%	79%	91%
Direct	16%	21%	9%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 28,	March 29,	June 29,
	2025	2025	2024
Gross Margin Reconciliation
GAAP Gross margin	$84,751	$81,728	$84,751
Stock-based compensation - gross margin (1)	1,105	1,143	805
Incentive compensation to be settled in equity - gross margin (2)	62	76	—
Non-GAAP Gross margin	$85,918	$82,947	$85,556

Gross Margin % Reconciliation
GAAP Gross margin %	68.4%	68.0%	68.3%
Stock-based compensation - gross margin (1)	0.8%	0.9%	0.7%
Incentive compensation to be settled in equity - gross margin (2)	0.1%	0.1%	—
Non-GAAP Gross margin %	69.3%	69.0%	69.0%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	35.1%	34.4%	31.2%
Stock-based compensation - R&D (1)	(8.3)%	(8.1)%	(4.5)%
Incentive compensation to be settled in equity - R&D (2)	(0.5)%	(0.5)%	—
Non-GAAP R&D Expense %	26.3%	25.8%	26.7%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	28.1%	27.6%	16.1%
Stock-based compensation - SG&A (1)	(10.3)%	(8.1)%	2.7%
Incentive compensation to be settled in equity - SG&A (2)	(0.5)%	(0.7)%	—
Legal expenses (3)	(0.5)%	(0.4)%	(0.9)%
Non-GAAP SG&A Expense %	16.8%	18.4%	17.9%

Operating Expenses Reconciliation
GAAP Operating expenses	$80,045	$74,754	$62,186
Stock-based compensation - operations (1)	(23,036)	(19,413)	(2,343)
Incentive compensation to be settled in equity - operations (2)	(1,212)	(1,452)	—
Legal expenses (3)	(568)	(533)	(1,065)
Amortization of acquired intangible assets	(13)	—	(869)
Restructuring, transformation, and other (4)	(3,382)	(1,948)	(3,879)
Non-GAAP Operating expenses	$51,834	$51,408	$54,030

Income from Operations Reconciliation
GAAP Income from operations	$4,706	$6,974	$22,565
Stock-based compensation (1)	24,141	20,556	3,148
Incentive compensation to be settled in equity (2)	1,274	1,528	—
Legal expenses (3)	568	533	1,065
Amortization of acquired intangible assets	13	—	869
Restructuring, transformation, and other (4)	3,382	1,948	3,879
Non-GAAP Income from operations	$34,084	$31,539	$31,526

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Includes transformation charges of $1.5 million in Q2 2025, $1.0 million in Q1 2025, $2.5 million in YTD 2025, and $0.8 million in Q2 and YTD 2024.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 28,	March 29,	June 29,
	2025	2025	2024
Income from Operations % Reconciliation
GAAP Income from operations %	3.8%	5.8%	18.2%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	23.7%	20.4%	7.2%
Non-GAAP Income from operations %	27.5%	26.2%	25.4%

Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$2,169	$2,959	$1,121
Estimated tax effect of non-GAAP adjustments	2,158	2,086	5,649
Non-cash changes in net deferred income taxes (5)	(1,723)	(2,307)	(1,090)
Change in tax law (6)	(741)	(938)	(4,399)
Non-GAAP Income tax expense	$1,863	$1,800	$1,281

Net Income Reconciliation
GAAP Net income	$2,913	$5,022	$22,631
Stock-based compensation (1)	24,141	20,556	3,148
Incentive compensation to be settled in equity (2)	1,274	1,528	—
Legal expenses (3)	568	533	1,065
Amortization of acquired intangible assets	13	—	869
Restructuring, transformation, and other (4)	3,382	1,948	3,879
Estimated tax effect of non-GAAP adjustments	(2,158)	(2,086)	(5,649)
Non-cash changes in net deferred income taxes (5)	1,723	2,307	1,090
Change in tax law (6)	741	938	4,399
Non-GAAP Net income	$32,597	$30,746	$31,432

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Includes transformation charges of $1.5 million in Q2 2025, $1.0 million in Q1 2025, $2.5 million in YTD 2025, and $0.8 million in Q2 and YTD 2024.
(5)	Includes non-cash changes in net deferred income taxes associated with $27.7 million of certain tax matters related to prior fiscal periods in the fourth quarter of fiscal 2024.
(6)	Includes an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 28,	March 29,	June 29,
	2025	2025	2024
Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.02	$0.04	$0.16
Cumulative effect of Non-GAAP adjustments	0.22	0.18	0.07
Non-GAAP Net income per share - basic	$0.24	$0.22	$0.23

GAAP Net income per share - diluted	$0.02	$0.04	$0.16
Cumulative effect of Non-GAAP adjustments	0.22	0.18	0.07
Non-GAAP Net income per share - diluted	$0.24	$0.22	$0.23

Shares used in per share calculations:
Basic	137,112	137,686	137,548
Diluted	137,596	138,317	138,243

Reconciliation of Net income to Adjusted EBITDA
GAAP Net income	$2,913	$5,022	$22,631
Interest (income) expense, net	(614)	(1,052)	(933)
Income tax expense (benefit)	2,169	2,959	1,121
Amortization of acquired intangible assets	13	—	869
Depreciation and other amortization	8,380	8,586	8,239
Stock-based compensation (1)	24,141	20,556	3,148
Incentive compensation to be settled in equity (2)	1,274	1,528	—
Legal expenses (3)	568	533	1,065
Restructuring, transformation, and other (4)	3,382	1,948	3,879
Adjusted EBITDA	$42,226	$40,080	$40,019

Reconciliation of Net income margin to Adjusted EBITDA margin
GAAP Net income margin	2.3%	4.2%	18.2%
Cumulative effect of EBITDA adjustments	31.8%	29.2%	14.1%
Adjusted EBITDA margin	34.1%	33.4%	32.3%

Reconciliation of GAAP Net Cash Provided by Operating Activities to Free Cash Flow
GAAP Net cash provided by operating activities	$38,531	$31,892	$21,931
Operating cash flow margin	31.1%	26.5%	17.7%
Capital expenditures	(7,230)	(8,616)	(7,155)
Free cash flow	$31,301	$23,276	$14,776
Free cash flow margin	25.2%	19.4%	11.9%

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Includes transformation charges of $1.5 million in Q2 2025, $1.0 million in Q1 2025, $2.5 million in YTD 2025, and $0.8 million in Q2 and YTD 2024.